Investor Presentation September 18, 2006 Exhibit 99.1

Safe Harbor
Historical Financial Results
This presentation contains historical financial information presented to reflect the spin-off of
Western Union from First Data Corp. as of the date reflected herein.  Audited financial statements are available for Western Union in its Form 10 Registration Statement.
Safe Harbor Compliance Statement for Forward-Looking Statements
This presentation contains forward-looking statements regarding projected future results.  All forward-looking statements are inherently uncertain as they are based on various expectations and assumptions concerning future events and they are subject to numerous known and unknown risks and uncertainties that could cause actual events or results to differ materially from those projected.
For more information on important factors upon which these forward-looking statement are premised, please refer to First Data’s Form 10-K/A for the year ended December 31, 2005 filed with the Securities and Exchange Commission and The Western Union Company’s Form 10 Registration
Statement, as amended, filed with the Securities and Exchange Commission.

3 Transaction Summary NYSE: WU 1 : 1 765 million Listing: Dividend Ratio: Est. Shares Outstanding (post-distribution): Distribution Timeline: Record Date Distribution Date September 22 September 29

Business Overview Christina A. Gold, Chief Executive Officer, Western Union

The Global Leader in Money Transfer
• Providing high-value consumer services for over 150 years
• Vast distribution network of over 270,000 agent locations
in more than 200 countries and territories
• Established brands, including Western Union,
Orlandi Valuta and Vigo
• Strong financial performance

We Operate in Two Segments
114M
145M
179M
193M
215M
2001 2002 2003 2004 2005
• Primarily U.S. business, exploring
international opportunities
Consumer-to-Business (C2B)
’05 Revenue = $600 million
’05 EBIT = $220 million
• Strong, consistent growth
Consumer-to-Consumer (C2C)
’05 Revenue = $3.3 billion
’05 EBIT = $1.0 billion
C2C Transactions C2B Transactions
56M
68M
81M
97M
119M
2001 2002 2003 2004 2005

$4.0
$3.5
$3.2
2003 2004 2005
Revenue Operating Profit
$1.3
$1.1
$1.0
2003 2004 2005
Cash Flow From
Operating Activities
CAGR
12%
CAGR
12%
CAGR
12%
Proven Track Record
$1.0
$0.9
$0.8
2003 2004 2005
$ in billions

We Are Uniquely Positioned in an Attractive Industry
2.  Unmatched distribution network and brand
1.  Compelling long-term market opportunity
3.  Operational excellence
4.  World class Management Team and Board

Favorable Trends In Global Migration
• The global migrant population is expected to grow from 191 million in 2005 to more than 280 million in
2050
(1)
• Major emigration countries include China, India, Mexico, Philippines, where Western Union is well positioned
Global Migration
(1) United Nations 2005 & 2006
WU service available
China
Philippines
India
Mexico
1.   MA R K E T   O P P O R T U N I T Y

Capturing the Opportunity – Outperforming the Market
Western Union Percent of
Cross-Border Remittance Principal
Cross-Border
Remittance Principal Market
CAGR
8%
Source:  Aite Group, LLC, January 2005 2005 includes Vigo
$249B
$213B
2003 2005
15%
10%
2003 2005
1.   MA R K E T   O P P O R T U N I T Y
Principal CAGR = 28%

An Unmatched Global Distribution Network
• Over 270,000 agent
locations; 15,000 plus Global
Corridors
• 80% of agent locations
outside of the US
Western Union Locations
(In thousands)
270 +
120
2001 2Q06
United States,
Canada
Latin America,
Caribbean
Europe, Mid-East
Africa, S. Asia
Asia Pacific
Global Distribution
2.   U N M A T C H E D   D I S T R I B U T I O N ,   B R A N D

An Unmatched Global Distribution Network
• 600+ Super Agents
• Long-term contracts average 5 years
– Top 40 agents have average tenure of more than 12 years
• Local knowledge and market expertise
2.   U N M A T C H E D   D I S T R I B U T I O N ,   B R A N D
Long-Standing Agent Relationships
ANGELO
COSTA
Russian Post

13 World Leading Brand Connecting with customers everyday, everywhere 2. U N M A T C H E D D I S T R I B U T I O N , B R A N D

Consistent Service and Brand Message
81%
spontaneous
brand
awareness
among money
transfer users
in Western
Europe
Research International, July 2005
2.   U N M A T C H E D   D I S T R I B U T I O N ,   B R A N D

Operational Excellence Delivered
• Handling on average one million transactions daily, or 12 per second
• Ability to pay money transfers in over 120 currencies
• Flexible system operates within agent’s existing
computer environment
– Settlement and reconciliation software helps agents monitor key aspects of their business, including transactions, profitability and cash flow
• Multiple interfaces supported to accommodate consumer preferences
– Telephone and Internet services
– Money transfers paid directly to a bank account
Money anywhere in the world in minutes
3.   O P E R A T I O N A L   E X C E L L E N C E

Extensive and Growing Compliance Effort
• Senior management committed to deliver best-in-class compliance
– 2006 investment will exceed $35 million
– 250 dedicated employees in 2006, regionally located
– Proprietary monitoring, analysis, and reporting systems
– Ongoing enhancements
• Three pillars of Anti-Money Laundering (AML)
1) Comply with all AML laws everywhere we do business
2) Provide support and guidance to our agents worldwide
3) Educate and guide policy makers and regulatory bodies globally
3.   O P E R A T I O N A L   E X C E L L E N C E

Seasoned Management Team
Hikmet Ersek
EVP and Managing Director
Europe/Middle East/Africa/South Asia
7 years with WU
David Schlapbach
General Counsel and Secretary
10 years with WU
Strong Corporate Leadership
Ian Marsh
EVP  and Managing Director,
Asia Pacific Region
2 years with WU
William Thomas
President, Americas
6 years with WU
Christina Gold
President & CEO
4 years with WU / FDC
Guy Battista
EVP  and President,
Western Union Financial Services
16 years with WU / FDC
Royal Cole
EVP and General Manager,
Western Union Bill Payment Services
15 years with WU
Grover Wray
EVP, Human Resources
Scott Scheirman
EVP and CFO
14 years with WU / FDC
Richard Badler
EVP, Corporate Communications
and Public Affairs
David Barnes
EVP, Finance and Strategic
Development
Robin Heller
EVP, Operations and IT
18 years with WU / FDC
4.   W O R L D   C L A S S   L E A D E R S H I P

Growth Strategies

Well Defined Growth Strategy
• Build our brands and enhance our consumer’s experience
– Invest approximately 7% of revenue annually in marketing
– Strategic C2C pricing investment of approximately 3% of annual revenue
– Expand customer relationship management (Gold Card and database)
• Develop consumer convenience and choice
– Offer services with enhanced customer benefits
• Explore new service offerings
– Prepaid services, direct to bank service
Accretive acquisitions with a focus on emerging markets
• Expand and diversify global distribution
– Maximize the global network
– Leverage existing locations to launch services

Delivering on Our Growth Strategies
• Customer Relationship
– Customer database
– Gold Card
• 6.5 million active cards; available in
58 countries
• Gold Card used in 39% of C2C transactions
in the U.S., up from 26% a year ago
• Continuity of Income - COI
• Intra-Country Transfers
– Philippines
– Chile
• Mexico Outbound
– Approx. a $15 million business in 2006
• WesternUnion.com
– Two-thirds of users are new to
Western Union
– Revenue and transaction growth at about 40%
– $100 million business in 2006
– Currently in 9 countries, continued global roll
out
1.5M
3.0M
5.0M
6.5M
2003 2004 2005 2Q 2006
Active Loyalty Cards

Delivering on Our Growth Strategies
• Consumer-to-business
– New channels
• Cross border payments
• Catalog payments
• Government payments
– Highly attractive international opportunity
• Strategy includes acquisitions
• Western Union Bank
– 9 company owned locations
– Powers Western Union Prepaid Card
• 5,000 in test currently
– License makes Westernunion.com possible in
Europe

Market Dynamics and Challenges

Mexico and Domestic Performance
3%
10%
24% 24%
23%
2004 2005 Q1 '06 Q2 '06 Q3
Through
9/14
WU Branded US to Mexico
(YoY Transaction growth)
Domestic*
(YoY Transaction growth)
4%
5%
8%
1%
-4%
2004 2005 Q1 '06 Q2 '06
*Excludes  Vigo.
Q3 Through
9/14

Short-Term U.S. Challenges
Western Union’s Priorities
• Consumer outreach and education
• Target promotions
• Cross-sell Domestic Service
to outbound senders
• Agent recruitment
Challenges
• Uncertainty about immigration
reform
– Increased government scrutiny
– Resulting job uncertainty
– Increased competitive activity as
industry slowed

C2C Transaction Trends*
(YoY growth %)
Overall and International Performance
20%
21%
19%
15%
2004 2005 Jun '06
YTD
Q3
Through
9/14
International Transaction Trends*
(YoY growth %)
26% 26%
24%
23%
2004 2005 Jun '06
YTD
Q3
Through
9/14
*Excludes  Vigo

U.S., Canada = 8%
L. America &
C. America = 11%
Europe, Mid-East, Africa,
S. Asia = 29%
Asia Pacific = 49%
2000 – 2005 CAGR by Region
C2C Geographic Diversity Mitigates Risk
Outside the U.S. & Mexico, no single country represents >10% of revenue
Consumer-to-Consumer Revenue
2000
$1.5B
2005
$3.3B
27%
20%
52%
1%
44%
36%
5%
15%

We Are Uniquely Positioned in an Attractive Industry
2.  Unmatched distribution network and brand
1.  Compelling long-term market opportunity
3.  Operational excellence
4.  World class Management Team and Board

Financial Performance

Strong Financial Model
Consistent revenue
growth
•
12% CAGR in revenues
since 2003
Highly profitable
•
12% CAGR in operating
profit since 2003
Strong cash
flows
•
Over $1 billion in
operating cash flow in
2005

Proven Track Record
Revenue
CAGR
12%
Operating Profit
$1.3B
$1.1B
$1.0B
2003 2004 2005
CAGR
12%
Cash Flow From
Operations
CAGR
12%
$0.6B
$0.6B
$0.6B
2003 2004 2005
C2B Revenue
CAGR
1%
$2.5B
$2.9B
$3.3B
2003 2004 2005
C2C Revenue
CAGR
16%
$4.0B
$3.5B
$3.2B
2003 2004 2005
$1.0B
$0.9B
$0.8B
2003 2004 2005

Financial Update
• Key Operating Assumptions for Second Half 2006 and 2007:
– Strong international business growth
– Continued near-term challenges in US market in 2006
– 2007 assumes improvement from trends since Q2 2006 in the US market, but not returning to 2005 trends
– Higher spending in 2007 to support growth initiatives
• Other Key Inputs
– Incremental annual expenses of $65-75 million from independent company structure
– One-time spin-off expenses of $15-20 million
– Non cash adjustments related to SFAS 133
– $3.5 billion debt on spin date
– Modest annual dividend

2006 Financial Guidance
$1,320M -
$1,340M (D)
4% - 6%
$641M (B)
5%
Operating Income,
excluding spin expenses
(C):
non-recurring and ongoing
Growth
$4.4B - $4.5B
11% - 12%
$2.2B
(A)
13%
Total Revenue
Growth
FY 2006
6 Months
June 30, 2006
(A) Includes $68 million of revenue related to the acquisition of Vigo in October 2005.
(B) Includes $11 million of stock compensation, SFAS 123R expense.
(C) Spin expenses represent estimated incremental expenses associated with operating as a stand-alone company.  Ongoing spin expenses relate to staffing additions and related costs to replace First Data support, corporate governance, information technology, corporate branding and global affairs, benefits and payroll administration, procurement, and other expenses related to being a stand-alone company.  Non-recurring spin expenses relate to recruiting and relocation expenses associated with hiring key management positions new to our company, other employee compensation expenses and temporary labor used to develop ongoing processes.  See reconciliation to Operating Income (GAAP) in Appendix.
(D) Growth in Operating Income excluding spin expenses: non-recurring and ongoing in Q3 06 is expected to be below the 4% - 6% range and
Operating Income excluding spin expenses in Q4 06 is expected to be above the 4% - 6% range. Expense timing and other factors drive the majority of the expected profit growth differences in Q3 and Q4.

2007 Growth Outlook
Operating Income
Total Revenue 10% - 12%
6% - 9%
Excluding spin expenses
Non-recurring and ongoing (A)
(A) Spin expenses represent estimated incremental expenses associated with operating as a stand-alone company.  Ongoing spin expenses relate to staffing additions and related costs to replace First Data support, corporate governance, information technology, corporate branding and global affairs, benefits and payroll administration, procurement, and other expenses related to being a stand-alone company.  Non-recurring spin expenses relate to recruiting and relocation expenses associated with hiring key management positions new to our company, other employee compensation expenses and temporary labor used to develop ongoing processes.  See reconciliation to Operating Income (GAAP) in
Appendix.
Note: Revenue and operating income guidance exclude any potential impact from future acquisitions.

34 Long Term Growth Objectives Operating Income Revenue 10% - 12% EPS 10% - 12% 12% - 14% Note: Revenue and operating income guidance exclude any potential impact form future acquisitions.

Key Financial Assumptions
Assumptions FY 2007 FY 2006 Six Months
June 30, 2006
2007 adversely impacted by spin
expenses, interest expense, and changes
in working capital
~ $0.9B ~ $1.0B $0.5B
Cash Flow from Operating
Activities
Investments in the business $200M - $250M $200M - $225M $114M Capital Expenditures
No material impact from FIN 48 32% - 33% 32% - 33% 32% Tax Rate
New debt structure offset by cash
balances
($115M) – ($135M) $25M – $35M $41M
Net interest income, interest
expense, and other
Euro at 1.28 and hedges re-designated as
cash flow hedges
$0 ($20M) – ($30M) ($31M)
Derivative (losses) / gains and
FX effect on notes receivable
from affiliates (FAS 133)
Spin costs represents estimated
incremental costs associated with
operating as a stand-alone company. (A)
$0M - $10M
$65M - $75M
$15M - $20M
$20M - $25M
$2M
$0
Spin Expenses
Non-recurring
Ongoing
(A) Spin expenses represent estimated incremental expenses associated with operating as a stand-alone company.  Ongoing spin expenses relate to staffing additions and related costs to replace First Data support, corporate governance, information technology, corporate branding and global affairs, benefits and payroll administration, procurement, and other expenses related to being a stand-alone company.  Non-recurring spin expenses relate to recruiting and relocation expenses associated with hiring key senior management positions new to our company, other employee compensation expenses and temporary labor used to develop ongoing processes.  See reconciliation to Operating Income (GAAP) in Appendix.

2007 Guidance Policy
• Provide annual guidance and long-term outlook
– metrics to best communicate outlook for the business
• Update guidance when outlook is meaningfully different from current guidance
• Set guidance at reasonable and achievable goals
• Communicate with investors in a balanced and open manner
regarding opportunities and challenges we face
• Respect the differing opinions of analysts, positive and negative, and provide equal access regardless of an analyst’s opinion

Financial Policies – Cash Priorities
• Paying down debt to achieve optimal levels
– Target long-term ratios to support A rating
– 2007 pay down up to $500 million
• Investing for future growth
– Investments in core business
– Acquiring closely related businesses
• Returning capital to shareholders
– Paying modest dividend
– Repurchasing shares
• Up to $400 million in 2007

We Are Uniquely Positioned in an Attractive Industry
2.  Unmatched distribution network and brand
1.  Compelling long-term market opportunity
3.  Operational excellence
4.  World class Management Team and Board

Appendix

Reg G Reconciliation
Management believes the following measures provide meaningful information to assist investors and analysts in understanding our financial results and to better analyze trends in our underlying business. The non-GAAP financial measures should not be considered in isolation or as a substitute for the most comparable GAAP financial measures. The non-GAAP financial measures reflect an additional way of viewing aspects of our operations that, when viewed with our GAAP results and the reconciliation to the corresponding GAAP financial measures, provide a more complete understanding of our business. Investors are strongly encouraged to review our financial statements and publicly-filed reports in their entirety and not to rely on any single financial measure. A reconciliation of the non-GAAP measures to the most directly comparable GAAP financial measures are contained in this appendix.

Reg G Reconciliation – Operating Income
(in millions)
Operating Income excluding spin expenses: non-recurring and ongoing has been displayed to allow the financial reader improved comparability on financial performance between 2006.  However the financial reader should be aware that ongoing spin expenses are part of the company’s future cost structure.
YTD
June 30, 2006 FY 2006
Operating Income, $641 $1,320 to $1,340
excluding spin expenses:
4% 6%
non-recurring and ongoing
Less spin expenses
Non-recurring 2 20 20
Ongoing 20 20
Total spin expenses 2 40 40
Operating Income (GAAP) $639 $1,280 to $1,300
1% 2%